Ivy Funds

Supplement dated May 28, 2021 to the
Ivy Funds Prospectus
dated July 31, 2020
as supplemented August 24, 2020, October 1, 2020, October 23, 2020, December 1, 2020, December 11, 2020, April 1, 2021, April 23, 2021 and April 30, 2021

Notice of Shareholder Meeting Results:
At the Joint Special Meeting of Shareholders held on May 28, 2021 for the Ivy Asset Strategy Fund and Ivy Mid Cap Income Opportunities Fund, each a “Fund” and a series of the Ivy Funds, each Fund’s shareholders approved the following proposals:
1.	To approve a new investment advisory agreement for the Fund.

2.	To approve the Fund’s ability to rely on a new manager of managers exemptive order.

Manager of Managers Structure:

Effective immediately, for each Fund, the second and third paragraphs of the section entitled “The Management of the Funds—Investment Adviser” in the Funds’ Prospectus,” is hereby replaced with the following:

The Fund and Delaware Management Company (Manager and/or DMC), a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement.
The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

Global Investment Platforms:
Effectively immediately, for each Fund, DMC may utilize its global equity investment platform and global fixed income investment platform.
Global Equity Investment Platform

DMC utilizes its affiliated sub-advisor Macquarie Investment Management Global Limited (MIMGL) to provide quantitative support and both MIMGL and its affiliated sub-advisor Macquarie Funds Management Hong Kong Limited (MFMHKL) to provide trading to the equity mutual funds that DMC advises.  Although DMC has principal responsibility for each applicable Fund, DMC may permit the applicable affiliated sub-advisor to execute Fund security trades on behalf of DMC.

Global Fixed Income Investment Platform

DMC utilizes its affiliated sub-advisors Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and MIMGL to provide portfolio management and trading services, as well as to share investment research and recommendations, with respect to the fixed income mutual funds that DMC advises.  Although DMC has principal responsibility for each applicable Fund, DMC may seek investment advice and recommendations from these affiliated sub-advisors and DMC may also permit an affiliated sub-advisor to execute Fund security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an affiliated sub-advisor’s specialized market knowledge.

Those Funds indicated as “multi asset” would utilize both the global equity and global fixed income investment platforms.

The following affiliated sub-advisors, MFMHKL, MIMGL, MIMAK, and MIMEL, are added to each Fund as follows:

Fund	Platform	Affiliated Sub-Advisor(s)
Ivy Asset Strategy Fund	Multi Asset	MIMAK, MFMHKL, MIMGL, MIMEL
Ivy Mid Cap Income Opportunities Fund	Equity	MFMHKL, MIMGL

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. Each Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.